Exhibit 10.3
[Investissement
Québec letterhead]
CONFIDENTIAL
October 30, 2009
Mr. Allen Dea and Mr. William G. Harvey
Abitibi-Consolidated Inc. and Donohue Corp.
1155 Metcalfe Street
Suite 800
Montréal, Québec H3B 5H2

Object:	Amendment 32616 File D122527 Company V000475
Sirs,
With regards to the Offre de Guarantie de prêt (the “Offer”), made by Investissement Québec (“IQ”) on May 6, 2009 and accepted on the same day by Abitibi-Consolidated Inc. and Donohue Corp. (collectively, the “Company”), as it may have been subsequently modified, we wish to inform you that IQ has modified the Offer in the following way:
Paragraph 4.1 of Section 4 entitled “TERM OF THE GUARANTEE” is modified and should now be read as follows:
4.1	The Guarantee is issued from the date of the first disbursement of the DIP Loan, until June 15, 2010.
Please note that following the above modification extending the term of the guarantee, a payment of a guarantee fee in the amount of two hundred and twenty thousand five hundred US dollars (US$220,500) is required pursuant to Section 6 of the Offer.
All other terms and conditions of the Offer remain unchanged.
Please note that a payment of an amendment fee in the amount of three hundred twenty-five thousand US dollars (US$325,000) is required for the coming into force of the present amendment.
Trusting the foregoing to be satisfactory, would you kindly notify your acceptance of the present by returning the duplicate of this document duly signed before October 31, 2009, along with a cheque in the amount of the required amendment fee and the additional guarantee fee.
Regards,
[Signed]
Iya Touré
Directeur du financement spécialisé

ACCEPTANCE BY THE COMPANY
After having taken notice of the amendments appearing in this letter, we hereby accept these changes and join a cheque in the amount of five hundred forty-five thousand five-hundred US dollars (US$545,500) for the payment of the amendment fee and guarantee fee.
ABITIBI-CONSOLIDATED INC.

By:		Date:
Signature

Name of the signatory in block letters
DONOHUE CORP.

By:		Date:
Signature

Name of the signatory in block letters